UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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June 25, 2021

News Release

Hyzon Zero Carbon Alliance welcomes Australia’s leading natural gas producer, Woodside Energy

•	Woodside Energy strengthens the Alliance’s efforts to advance transition to clean, hydrogen-powered vehicles

•	The Zero Carbon Alliance, a business-led consortium, is championing hydrogen-powered mobility, investment, technology

ROCHESTER, N.Y. and SYDNEY, AUSTRALIA—June 25, 2021: The Hyzon Zero Carbon Alliance, an initiative of leading companies working to accelerate hydrogen-powered mobility worldwide, has added Woodside Energy as its newest member.

Championed by Hyzon Motors Inc., a top global supplier of zero-emission, hydrogen fuel cell-powered commercial vehicles, the Alliance brings together active participants along the hydrogen-value chain – from production to technology development, from innovation to investment.

“Expanding the Alliance with another global leader active in the shift toward zero-emissions transport strengthens the capability of our members to identify and deliver real, cost-effective solutions,’’ said Craig Knight, CEO of Hyzon Motors. “Woodside’s participation provides further proof of the importance of the Alliance as a platform for collaboration, development and—importantly—action.”

In joining the Alliance, Woodside Energy, Australia’s leading natural gas producer, brings a deep commitment to the production and distribution of hydrogen. Woodside is pursuing development of a number of large-scale hydrogen production projects and technologies as part of their mission to be society’s trusted energy partner.

Woodside’s membership will complement the Alliance’s existing members’ expertise to drive scale, speed and collaboration within the hydrogen mobility sector, and will move the Alliance closer to achieving one of its primary goals—to lower hydrogen costs by harnessing the power of strategic partnerships and a united industry approach.

Woodside will join the nine current members of the Alliance including Ark Energy (a subsidiary of Korea Zinc), Total, AXA, Bank of America, Hiringa Energy, Modern Group, NEOM, Raven SR and ReCarbon.

Woodside Vice President of Technology Jason Crusan said the company was pleased to be part of the Alliance, specifically because of its role bringing potential consumers and suppliers of hydrogen together. “Aligning Woodside as a key member of the Alliance is part of our ‘customer-led’ principle that underpins our hydrogen work,” he said. “We think hydrogen has particular advantages in long-haul, heavy transport making this market segment a key near-term use case.”

As a uniquely demand-led initiative, the Alliance aims to capitalize on its direct access to fleet operators worldwide to create hydrogen ecosystems in parallel with vehicle deployments.

By aligning the supply and demand side of the sector, the Alliance is designed to overcome some of the biggest hurdles faced by the hydrogen industry to date, making zero-emission fleet operations a reality in the very near term.

To learn more, visit hyzonalliance.com.

About the Hyzon Zero Carbon Alliance

The Hyzon Zero Carbon Alliance is a collaborative initiative that aims to drive scale, speed and cooperation while lowering costs of hydrogen through harnessing the power of a united industry approach. By bringing together best-in-class players from across the hydrogen value chain and supporting sectors, the Alliance provides a platform within which industry can collaborate to develop hydrogen ecosystems and offer mobility as a service to hydrogen transport customers.

The Alliance specifically identifies and targets opportunities across priority regions worldwide based on customer demand. In doing so, it supports the development of an increasingly widespread distribution infrastructure, and establishes models that result in replicable project deployment and enable greater volumes of hydrogen vehicles on the road with the aim to accelerate the energy transition.

About Woodside

Woodside is the leading Australian natural gas producer, operating 6% of global liquefied natural gas supply in 2020. As part of its decarbonization efforts, it is exploring options for producing lower carbon energy – including hydrogen.

Woodside is the operator of the ‘H2TAS’ Bell Bay Renewable Hydrogen Project, proposed for the Bell Bay Advanced Manufacturing Zone. In January 2021, Woodside signed a Memorandum of Understanding with the Government of Tasmania, as well as a term sheet with Tas Gas to explore blending hydrogen into the Tasmanian gas network. It recently announced a potential export component to H2TAS, which it is investigating alongside its Japanese consortia partners, IHI Corporation and Marubeni Corporation.

It is also exploring opportunities for hydrogen production in Western Australia, and internationally.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Alliance’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Decarbonization Plus Acquisition Corporation (“DCRB”) and Hyzon Motors Inc. (“Hyzon”) disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon, including risks and uncertainties described in the “Risk Factors” section of Exhibit 99.3 of DCRB’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2021, the “Risk Factors” section of DCRB’s definitive proxy statement on Schedule 14A filed with the SEC on June 21, 2021 (“Proxy

Statement”), and other documents filed by DCRB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations.

Important Information for Investors and Stockholders

In connection with the proposed business combination between DCRB and Hyzon, DCRB filed a proxy statement and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the Proxy Statement and any other relevant documents filed with the SEC because they contain important information about DCRB, Hyzon and the proposed business combination. Stockholders may obtain a free copy of the Proxy Statement, as well as other filings containing information about DCRB, Hyzon and the proposed business combination, without charge, at the SEC’s website located at www.sec.gov.

Media Contacts

For U.S., Europe and Asia media:

Caroline Curran

Hill+Knowlton Strategies

+1 256-653-5811

caroline.curran@hkstrategies.com

For Australasian media:

Fraser Beattie

Cannings Purple

+61 421 505 557

fbeattie@canningspurple.com.au

For investors:

Caldwell Bailey

ICR, Inc.

HyzonMotorsIR@icrinc.com

***

Forward Looking Statements

The information in this filing includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this filing, regarding Decarbonization Plus Acquisition Corporation’s (“DCRB”) proposed acquisition of Hyzon Motors Inc. (“Hyzon”), DCRB’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this filing, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon. In addition, DCRB cautions you that the forward-looking statements are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Business Combination Agreement and Plan of Organization, dated as of February 8, 2021, by and among DCRB, DCRB Merger Sub Inc., and Hyzon, any PIPE investor’s subscription agreement, and the other agreements related to the business combination (including catastrophic events, acts of terrorism, the outbreak of war, COVID-19 and other public health events), as well as management’s response to any of the foregoing; (ii) the outcome of any legal proceedings that may be instituted against DCRB, Hyzon, their affiliates or their respective directors and officers following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRB, regulatory approvals, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRB’s or Hyzon’s current plans and operations as a result of the announcement of the transactions; (v) Hyzon’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the pace and depth of hydrogen vehicle adoption generally, and the ability of Hyzon to accurately estimate supply and demand for its vehicles, and to grow and manage growth profitably following the business combination; (vi) risks relating to the uncertainty of the projected financial information with respect to Hyzon, including the conversion of pre-orders into binding orders; (vii) costs related to the business combination and the PIPE investment; (viii) changes in applicable laws or regulations, governmental incentives and fuel and energy prices; (ix) the possibility that Hyzon may be adversely affected by other economic, business, and/or competitive factors; (x) the amount of redemption requests by DCRB’s public stockholders; and (xi) such other factors affecting DCRB that are detailed from time to time in DCRB’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of the risks or uncertainties, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRB’s definitive proxy statement filed with the SEC on June 21, 2021, and its periodic filings with the SEC, including its Annual Report on Form 10-K for annual period ended December 31, 2020. DCRB’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB filed a definitive proxy statement with the SEC on June 21, 2021. Additionally, DCRB will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRB are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they contain or will contain important information about the business combination and the parties to the business combination.

Participants in the Solicitation

DCRB and its directors and officers may be deemed participants in the solicitation of proxies of DCRB’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRB’s executive officers and directors in the solicitation by reading DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of DCRB’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the proxy statement relating to the business combination.